SECTION 906 CERTIFICATIONS



I, Peter E. Sundman, Chief Executive Officer of Neuberger Berman Advisers Management Trust (the "Trust"), certify that to my knowledge:

     1. The Form N-CSR of the Trust for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: February 25, 2005


                                        /s/ Peter E. Sundman
                                        -----------------------
                                        Peter E. Sundman
                                        Chief Executive Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.


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I, Barbara Muinos, Treasurer of Neuberger Berman Advisers Management Trust (the
"Trust"), certify that to my knowledge:

     1. The Form N-CSR of the Trust for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: February 25, 2005


                                        /s/ Barbara Muinos
                                        -----------------------
                                        Barbara Muinos
                                        Treasurer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.


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